Exhibit 13.2


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Annual Report on Form 20-F of Rediff.com India Limited for the fiscal year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joy Basu, Chief Financial Officer of Rediff.com India Limited, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Rediff.com India Limited.


Date:  September 29, 2006                           /s/ Joy Basu
                                                     ------------------
                                                     Joy Basu
                                                     Chief Financial Officer


         A signed original of this written statement required by ss.906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.